UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2011

MOUNT KNOWLEDGE HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-52664	Not Applicable
(State or other jurisdiction of incorporation or	(Commission File Number)	IRS Employer Identification No.)
organization)

29445 Beck Rd., Ste. A-106 Wixom, Michigan		48393
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 248-893-4538

Not Applicable
 (Former name or former address, if changed since the last report)

39555 Orchard Hill Place, Suite 600

PMB 6096, Novi, Michigan 48375

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINATIVE AGREEMENT

On December 30, 2011, Mount Knowledge Holdings, Inc. (the “Corporation”), and its wholly-owned subsidiary, Mount Knowledge USA, Inc., a Nevada corporation (“MTK USA”), executed a Separation and Settlement Agreement (the “Separation and Settlement Agreement”) by and between Ucandu Learning Centres Inc., an Ontario corporation (“Ucandu”), Mount Knowledge Inc., an Ontario corporation (“MTK Canada”), 1827281 Ontario Inc. D/B/A Mount Knowledge Technologies Inc., an Ontario corporation (“MTK Tech”), and Erwin Sniedzins (“Sniedzins”), pursuant to which the parties agreed to the following:

(1)

The Company, Ucandu and Sniedzins cancelled the Intellectual Property Purchase Agreement, dated as of December 28, 2010, pursuant to which Sniedzins and Ucandu sold certain software commonly referred to between the parties as the “Real-Time Self Learning Systems”, which included all copyrights, patents, trademarks, service marks and trade secrets therein (collectively, with the Software, the “Intellectual Property”) to the Company (the “IP Agreement”). Pursuant to the execution of the Separation and Settlement Agreement, and the cancellation of the IP Agreement therein, the Company agreed to return the Intellectual Property to Ucandu and Sniedzins, effectively immediately.

(2)

The Company and Ucandu terminated, effective immediately, the Independent Contractor Agreement dated as of December 28, 2010, pursuant to which the Company engaged Ucandu to provide sales and marketing and technology services to the Company (the “Contractor Agreement”). Pursuant to the execution of the Separation and Settlement Agreement, and the cancellation of the Contractor Agreement therein, the Company agreed to pay Ucandu a total of 100,000 shares of Common Stock of the Company as a payment in full to settle any and all unpaid payments due Ucandu on the date of execution of the Separation and Settlement Agreement.

(3)

The Company and Ucandu cancelled, effective immediately, the Option Agreement pursuant to which Ucandu granted to the Company an option (the “Option”) to purchase 510,000 shares of MTK Tech (the “Ucandu MTK Tech Shares”) from Ucandu (the “Option Agreement”);

(4)

Sniedzins resigned as a member of the Board of Directors (the “Board”) of the Company and the Board accepted Sniedzins’ resignation, effective immediately; and

(5)

MTK USA was a named party only to mutually releases set forth in the Separation and Settlement Agreement.

On December 30, 2011, the Company executed three (3) separate and identical Separation and Settlement Agreements (the “Separation and Settlement Agreements”) with Birch First Advisors, LLC, a Delaware limited liability company (“Birch”), Practical Business Advisors, LLC, a Michigan limited liability company (“Practical”), and Simon G. Arnison, individually (“Arnison”), respectively, pursuant to which the parties agreed to the following:

(1)

The Company and Birch, Practical, and Arnison terminated, effective immediately, each of their respective Independent Contractor Agreements, all individually dated December 28, 2010, pursuant to which the Company engaged Birch, Practical, and Arnison, individually, to provide administrative, management and/or technology services to the Company, as determined by the Company (the “Contractor Agreements”). Pursuant to the execution of each of the Separation and Settlement Agreement, and the cancellation of each of the Contractor Agreements therein, the Company agreed to issue Birch, Practical, and Arnison, each a total of 75,000 shares of Common Stock of the Company, as a payment in full to settle any and all unpaid payments due to Birch, Practical, and Arnison, respectively, as of the date of execution of each of the Separation and Settlement Agreements.

(2)

Arnison resigned as Vice President, Chief Technology Officer and as a member of the Board of the Company and the Board accepted Arnisons’ resignation, effective immediately.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

On December 30, 2011, the Company issued a total of 325,000 shares of restricted common stock of the Company to four (4) separate parties, pursuant to the terms and conditions set forth in each of the separately executed Separation and Settlement Agreements between the Company and the parties defined below:

(a)

a total of 100,000 shares to Ucandu Learning Centres, Inc., an entity controlled by Erwin Sniedzins, the former Chairman of the Company;

(b)

a total of 75,000 shares to Birch First Advisors, LLC, an entity controlled by an affiliate of the Company;

(c)

a total of 75,000 shares to Practical Business Advisors, LLC, an entity controlled by Daniel A. Carr, President, Chief Executive Officer and Director of the Company; and

(d)

a total of 75,000 shares to Simon G. Arnison, a former Officer and Director of the Company.

The fair value of the share compensation paid by the Company, pursuant to each executed Separation and Settlement Agreement, will be calculated at the market price of the Company’s publicly traded shares on the date of execution of each agreement for a total value of $15,925 based on a per share market price of $0.049.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On December 30, 2011, Erwin Sniedzins resigned as Chairman of the Board of the Corporation, effective immediately. On December 30, 2011 Simon Arnison resigned as Vice President, Secretary, Chief Technology Officer and Director of the Corporation, effective immediately. The resignations of Messrs. Sniedzins and Arnison were not a result of any disagreements relating to the Company’s operations, policies or practices.

On December 30, 2011, our Board approved the appointment of Daniel A. Carr as Secretary of the Corporation, effective immediately.

Mr. Carr is currently the President, CEO, Secretary and Director of Mount Knowledge Holdings, Inc. and Mount Knowledge USA, Inc., a marketing and sales company and Manager of Practical Business Advisors, LLC, a management and advisory services company. Mr. Carr has over 30 years of experience and leadership, including financial positions in over 14 companies providing hi-tech development, manufacturing, wholesale distribution, on-line financial services, and IT infrastructure. Mr. Carr’s leadership style is firm yet fair and he believes in continuous process improvement within any organization.

Due to his time management practices and his enjoyment of multi-tasking, he has successfully run as many as five organizations at the same time. While well trained and seasoned in the various aspects of business, Mr. Carr is equally as comfortable in the Board Room as he is on a manufacturing floor or a shipping dock. His skills range from strategic planning to sales and marketing to detailed operations execution. Having the ability to relate to people of all levels within an organization, Mr. Carr is often called upon by clients to provide leadership and perform problem solving for special situations and projects. Rounding out Mr. Carr’s skills, he is an excellent writer and public speaker. His written works have been translated and used globally and he is frequently asked to speak in various venues both nationally and around the world.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 4, 2012

MOUNT KNOWLEDGE HOLDINGS, INC.

By:	/s/ Daniel A. Carr
Daniel A. Carr
President, Chief Executive Officer,
Chief Financial Officer, Treasurer and Director

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